EXH. 99.17

                           PACIFIC HORIZON FUNDS, INC.
                              ASSET ALLOCATION FUND

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 12, 1999

         The undersigned hereby appoints Stephen M. Wyane, Jay F. Nesblatt, Gary
M. Gardners and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware at 10:00 A.M. (EASTERN TIME), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the

                      PACIFIC HORIZON ASSET ALLOCATION FUND

(the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641 OR (2) TOUCHTONE VOTING AT (800) 690-6903 OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM;
(4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC HORIZON ASSET ALLOCATION FUND

              VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations Fund of equal value; (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund; (c) the transfer of all the assets and liabilities of Pacific Horizon; and
              (d) the dissolution under state law and the Investment Company Act of 1940, as amended, of Pacific Horizon.

                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                        --------------------      -----------
                                        Signature                    Date

                                        --------------------      -----------
                                        Signature (Joint Owners)     Date

                           PACIFIC HORIZON FUNDS, INC.
                                 BLUE CHIP FUND

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 12, 1999

         The undersigned hereby appoints Stephen M. Wyane, Jay F. Nesblatt, Gary
M. Gardners and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 A.M. (EASTERN TIME), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the

                         PACIFIC HORIZON BLUE CHIP FUND

(the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641 OR (2) TOUCHTONE VOTING AT (800) 690-6903 OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM;
(4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC HORIZON BLUE CHIP FUND

              VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations Fund of equal value, (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund and (c) the transfer of all the assets and liabilities of Pacific Horizon; and (d) the dissolution under state law and the deregistration under the Investment Company Act of 1940, as amended, of Pacific Horizon. In the case of the Pacific Horizon Blue Chip Fund and Pacific Horizon Intermediate Bond Fund only, to approve an additional Agreement and Plan of Reorganization for Master Investment Trust, Series I, which provides for (a) the transfer of assets and liabilities of the Blue Chip and Investment Grade Bond Portfolios of Master Investment Trust, Series I in exchange for shares of corresponding portfolios of Nations Master Investment Trust of equal value; (b) the distribution of shares of the corresponding portfolio of Nations Master Investment Trust to shareholders of the portfolios of Master Investment Trust, Series I; and (c) the termination under state law and deregistration under the 1940 Act of Master Investment Trust, Series I.



                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                        --------------------       -----------
                                        Signature                    Date

                                        --------------------       -----------
                                        Signature (Joint Owners)     Date

                           PACIFIC HORIZON FUNDS, INC.
                         CALIFORNIA MUNICIPAL BOND FUND

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 12, 1999

         The undersigned hereby appoints Stephen M. Wyane, Jay F. Nesblatt, Gary
M. Gardners and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 A.M. (EASTERN TIME), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the

                 PACIFIC HORIZON CALIFORNIA MUNICIPAL BOND FUND

(the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641 OR (2) TOUCHTONE VOTING AT (800) 690-6903 OR ON-LINE VOTING AT WWW.PROXYVOTE.COM; (4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC HORIZON CALIFORNIA MUNICIPAL BOND FUND

              VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations Fund of equal value; (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund; (c) the transfer of all the assets and liabilities of Pacific Horizon; and
              (d) the dissolution under state law and the Investment Company Act of 1940, as amended, of Pacific Horizon.



                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                        --------------------      -----------
                                        Signature                    Date

                                        --------------------      -----------
                                        Signature (Joint Owners)     Date

                           PACIFIC HORIZON FUNDS, INC.
                     CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 12, 1999

         The undersigned hereby appoints Stephen M. Wyane, Jay F. Nesblatt, Gary
M. Gardners and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 A.M. (EASTERN TIME), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the

             PACIFIC HORIZON CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

(the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641 OR (2) TOUCHTONE VOTING AT (800) 690-6903 OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM;
(4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

              VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations Fund of equal value; (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund; (c) the transfer of all the assets and liabilities of Pacific Horizon; and
              (d) the dissolution under state law and the Investment Company Act of 1940, as amended, of Pacific Horizon.

                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                        --------------------      -----------
                                        Signature                    Date

                                        --------------------      -----------
                                        Signature (Joint Owners)     Date

                           PACIFIC HORIZON FUNDS, INC.
                               CAPITAL INCOME FUND

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 12, 1999

         The undersigned hereby appoints Stephen M. Wyane, Jay F. Nesblatt, Gary
M. Gardners and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 A.M. (EASTERN TIME), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the

                       PACIFIC HORIZON CAPITAL INCOME FUND

(the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641 OR (2) TOUCHTONE VOTING AT (800) 690-6903 OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM;
(4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC HORIZON CAPITAL INCOME FUND

              VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations Fund of equal value; (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund; (c) the transfer of all the assets and liabilities of Pacific Horizon; and
              (d) the dissolution under state law and the Investment Company Act of 1940, as amended, of Pacific Horizon.



                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                        --------------------      -----------
                                        Signature                    Date

                                        --------------------      -----------
                                        Signature (Joint Owners)     Date

                           PACIFIC HORIZON FUNDS, INC.
                                 GOVERNMENT FUND

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 12, 1999

         The undersigned hereby appoints Stephen M. Wyane, Jay F. Nesblatt, Gary
M. Gardners and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 A.M. (EASTERN TIME), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the

                         PACIFIC HORIZON GOVERNMENT FUND

(the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641 OR (2) TOUCHTONE VOTING AT (800) 690-6903 OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM;
(4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC HORIZON GOVERNMENT FUND

              VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations Fund of equal value; (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund; (c) the transfer of all the assets and liabilities of Pacific Horizon; and
              (d) the dissolution under state law and the Investment Company Act of 1940, as amended, of Pacific Horizon.

                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                        --------------------       -----------
                                        Signature                    Date

                                        --------------------       -----------
                                        Signature (Joint Owners)     Date

                           PACIFIC HORIZON FUNDS, INC.
                             INTERMEDIATE BOND FUND

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 12, 1999

         The undersigned hereby appoints Stephen M. Wyane, Jay F. Nesblatt, Gary
M. Gardners and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 A.M. (EASTERN TIME), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the

                     PACIFIC HORIZON INTERMEDIATE BOND FUND

(the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641 OR (2) TOUCHTONE VOTING AT (800) 690-6903 OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM;
(4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.


THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC HORIZON INTERMEDIATE BOND FUND

              VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates, (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations Fund of equal value, (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund and (c) the transfer of all of the assets and liabilities of Pacific Horizon; (d) the dissolution under state law and the deregistration under Investment Company Act of 1940, as amended, of Pacific Horizon in the case of the Pacific Horizon Blue Chip Fund, and Pacific Horizon Intermediate Bond Fund only, to approve an additional proposed Agreement and Plan of Reorganization for Master Investment Trust, Series I, which provides for (a) the transfer of assets and liabilities of the Blue Chip and Investment Grade Bond Portfolios of Master Investment Trust, Series I, in exchange for shares of corresponding portfolios of Nations Master Investment Trust of equal value; (b) the distribution of shares of the corresponding portfolio of Nations Master Investment Trust to shareholders of the portfolios of Master Investment Trust, Series I; and (c) the termination under state law and deregistration under the 1940 Act of Master Investment Trust, Series I.

                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                        ------------------------  -----------
                                        Signature                    Date

                                        ------------------------  -----------
                                        Signature (Joint Owners)     Date

                           PACIFIC HORIZON FUNDS, INC.
                                   PRIME FUND

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 12, 1999

         The undersigned hereby appoints Stephen M. Wyane, Jay F. Nesblatt, Gary
M. Gardners and J. Robert Dugan (the "Proxies") each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 A.M. (EASTERN TIME), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the

                           PACIFIC HORIZON PRIME FUND

(the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641 OR (2) TOUCHTONE VOTING AT (800) 690-6903 OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM;
(4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC HORIZON PRIME FUND

              VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations Fund of equal value; (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund; (c) the transfer of all the assets and liabilities of Pacific Horizon; and
              (d) the dissolution under state law and the Investment Company Act of 1940, as amended, of Pacific Horizon.



                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                        --------------------       -----------
                                        Signature                     Date

                                        --------------------       -----------
                                        Signature (Joint Owners)      Date

                           PACIFIC HORIZON FUNDS, INC.
                              TAX-EXEMPT MONEY FUND

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 12, 1999

         The undersigned hereby appoints Stephen M. Wyane, Jay F. Nesblatt, Gary
M. Gardners and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 A.M. (EASTERN TIME), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the

                      PACIFIC HORIZON TAX-EXEMPT MONEY FUND

(the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641 OR (2) TOUCHTONE VOTING AT (800) 690-6903 OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM;
(4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC HORIZON TAX-EXEMPT MONEY MARKET FUND

              VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations fund, (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund and (c) the dissolution under state law and the Investment Company Act of 1940, as amended, the ("1940 Act") of Pacific Horizon and in the case of the Pacific Horizon Blue Chip Fund, an additional Agreement and Plan of Reorganization.


                                 |_|FOR         |_|AGAINST        |_|ABSTAIN


               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.


                                        ------------------------  -----------
                                        Signature                    Date

                                        ------------------------  -----------
                                        Signature (Joint Owners)     Date


                           PACIFIC HORIZON FUNDS, INC.
                                  TREASURY FUND

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 12, 1999

         The undersigned hereby appoints Stephen M. Wyane, Jay F. Nesblatt, Gary
M. Gardners and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 A.M. (EASTERN TIME), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the

                          PACIFIC HORIZON TREASURY FUND

(the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641 OR (2) TOUCHTONE VOTING AT (800) 690-6903 OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM;
(4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC HORIZON TREASURY FUND

              VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations Fund of equal value; (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund; (c) the transfer of all the assets and liabilities of Pacific Horizon; and
              (d) the dissolution under state law and the Investment Company Act of 1940, as amended, of Pacific Horizon.



                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                        ------------------------  -----------
                                        Signature                    Date

                                        ------------------------  -----------
                                        Signature (Joint Owners)     Date

                           PACIFIC HORIZON FUNDS, INC.
                               TREASURY ONLY FUND

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 12, 1999

         The undersigned hereby appoints Stephen M. Wyane, Jay F. Nesblatt, Gary
M. Gardners and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 A.M. (EASTERN TIME), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the

                       PACIFIC HORIZON TREASURY ONLY FUND

(the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641 OR (2) TOUCHTONE VOTING AT (800) 690-6903 OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM;
(4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC HORIZON TREASURY ONLY FUND

              VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations Fund of equal value; (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund; (c) the transfer of all the assets and liabilities of Pacific Horizon; and
              (d) the dissolution under state law and the Investment Company Act of 1940, as amended, of Pacific Horizon.

                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                        --------------------       -----------
                                        Signature                    Date

                                        --------------------       -----------
                                        Signature (Joint Owners)     Date